Supplement to the
Fidelity® Fundamental Large Cap Growth ETF
November 29, 2024
Summary Prospectus

Risteard Hogan no longer serves as Co-Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
The fund is jointly and primarily managed by the team of Tim Gannon (Co-Portfolio Manager), Michael Kim (Co-Portfolio Manager), and Christopher Lee (Co-Portfolio Manager). Mr. Kim has managed the fund since 2021. Mr. Gannon has managed the fund since 2024. Mr. Lee has managed the fund since 2025.
GOE-SUSTK-0625-102 1.9911237.102	June 13, 2025